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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                                JANUARY 31, 2005

                            PROTEIN DESIGN LABS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                      000-19756               94-3023969
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(State or other jurisdiction of    (Commission File No.)     (I.R.S. Employer
        incorporation)                                      Identification No.)

                               34801 Campus Drive
                            Fremont, California 94555
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (510) 574-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On February 1, 2005, Protein Design Labs, Inc., a Delaware corporation ("PDL" or the "Company") announced that it has entered into an Amendment No. 1 to Agreement and Plan of Merger, dated as of January 31, 2005 (the "Amendment"), by and among Protein Design Labs, Inc., Big Dog Bio, Inc., a Delaware corporation and a wholly-owned subsidiary of PDL ("Merger Sub"), ESP Pharma Holding Company, Inc., a Delaware corporation ("ESP Pharma"), and certain other individuals and entities, amending that certain Agreement and Plan of Merger, dated as of January 24, 2005 (the "Merger Agreement"), by and among PDL, Merger Sub, ESP Pharma and certain other individuals and entities, pursuant to which Merger Sub will be merged with and into ESP Pharma (the "Merger"), with ESP Pharma surviving the merger as a wholly owned subsidiary of PDL. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

        The Amendment increases the purchase price under the Merger Agreement by $25 million in cash to $325 million in cash and approximately $175 million in shares of PDL Common Stock, or an aggregate purchase price of approximately $500 million. The parties amended the Merger Agreement following ESP Pharma's recent entering into an agreement with Centocor, a biopharmaceutical operating company of Johnson & Johnson to purchase certain product rights and assets relating to a product known as Retavase(R). The Amendment conditions the increase in the purchase price in the Merger upon such Retavase(R) purchase agreement being in full force and effect at the time of the closing of the Merger. The purchase price for the Retavase(R) product rights is approximately $110 million and the agreement includes certain undisclosed milestone payments.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c)     Exhibits.

Exhibit No.                         Description
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   99.1        Press Release, issued by Protein Design Labs, Inc. on
               February 1, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2005

                                     PROTEIN DESIGN LABS, INC.

                                     By:  /s/ Sergio Garcia-Rodriguez
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                                          Sergio Garcia-Rodriguez
                                          Vice President, Legal, General Counsel
                                          and Assistant Secretary

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